MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.










FUND LOGO










Quarterly Report

November 30, 1996




This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
High Income
Municipal Bond
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




Merrill Lynch High Income Municipal Bond Fund, Inc.



DEAR SHAREHOLDER


For the three-month period ended November 30, 1996, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.160 per share income dividends, representing a net annualized yield of 5.77%, based on a month-end per share net asset value of $11.21. Over the same period, the Fund's total investment return was +3.95%, based on a change in per share net asset value from $10.94 to $11.21, and assuming reinvestment of $0.162 per share income dividends.

The Municipal Market Environment
The tax-exempt bond market continued to improve over the three months ended November 30, 1996. As measured by the Bond Buyer Index, yields on uninsured, long-term municipal revenue bonds declined an additional 29 basis points (0.29%) to end the November 30, 1996 quarter at 5.80%. Current tax-exempt bond yields are at their lowest levels in the last nine months. The economic environment remained little changed in recent months. Economic growth continued to be moderate, with some recent signs of reduced growth. Inflation remained well-contained, reducing recent fears of an imminent interest rate increase by the Federal Reserve Board. This reduction in investor concerns regarding increases in short-term interest rates helped support significant declines in US Treasury bond yields. During the past three months, the yield on the 30-year Treasury bond fell 77 basis points to end the November 30, 1996 quarter at 6.35%.

Much of the tax-exempt bond market's strong technical position--one of the primary reasons for the improvement in municipal bond yields seen thus far in 1996--has remained intact. Just over $43 billion in long-term tax-exempt bonds was issued during the November quarter, essentially unchanged compared to the November 30, 1995 quarter. The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined below 6%, some investors temporarily have lost interest in the municipal bond market. As interest rates continue to decline, as they did in 1994, investors in the past adjusted to the new levels.

In addition, the Presidential and Congressional elections earlier this month resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation is similar to that at the beginning of 1996 when tax-exempt bond yields were negatively affected by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions. Earlier fears that the Democratic party would regain control of both houses of Congress, as well as maintain the White House, may have caused some investors to delay any asset allocations to the municipal bond market.

Currently, the future direction of interest rates still remains unclear. The Federal Reserve Board's decision to hold interest rates steady in late September temporarily relieved mounting fears of rising interest rates for the remainder of 1996. Should economic growth slow further in the February 28, 1997 quarter, as expected by the Federal Reserve Board, and inflation remain well contained, interest rates are poised to decline further. Under such a scenario, municipal bond yields are also likely to decline.

Portfolio Strategy
Merrill Lynch High Income Municipal Bond Fund, Inc. remained fully invested during the quarter ended November 30, 1996, a period that saw long-term interest rates decline to levels not seen since last spring. In addition to the maintenance of low cash reserves, our investment strategy continued to focus on liquidity enhancement and call extension as a means to seek to boost performance as well as to provide protection of the shareholder's monthly dividend. As we explained in our annual shareholder report dated August 31, 1996, we expect to continue to follow this twofold investment strategy for the forseeable future.

The Fund's portfolio structure varied little during the November quarter, with a slight reduction in the Fund's healthcare holdings being the only noteworthy development. Yields on lower rated investment grade securities within this sector remain unattractive compared to those available on their higher-rated counterparts. Consequently, we are maintaining our health care holdings close to the minimum percentage required by the Fund's prospectus. New cash flows have remained sluggish, limiting our ability to purchase new high-yield securities. Nevertheless, during the November quarter, we acquired $2.0 million in bonds bearing a yield of 6.77%. An examination of the portfolio's rating profile also reveals little change, with over 80% of the Fund's holdings either rated in the lowest investment grade category or below investment grade by at least one of the major rating services or unrated.
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In Conclusion
We appreciate your investment in Merrill Lynch High Income Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Kenneth A. Jacob)
Kenneth A. Jacob
Vice President and Portfolio Manager




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


December 26, 1996




PORTFOLIO COMPOSITION


For the Quarter Ended November 30, 1996

Top Ten States*

Pennsylvania                           12.67%
Massachusetts                          10.02
New Jersey                              9.11
New York                                8.59
Texas                                   8.22
Missouri                                5.35
Illinois                                5.01
Louisiana                               4.14
Georgia                                 3.72
Colorado                                2.82
                                      -------
Total Top Ten                          69.65
Total Others                           30.35
                                      -------
Total Portfolio                       100.00%
                                      =======

Net assets as of November 30, 1996 were $202,636,754.




Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa                                   12%
AA/Aa                                      2%
A/A                                        1%
BBB/Baa                                   23%
BB/Ba                                     17%
B/B                                        8%
NR++                                      36%
Other++++                                  1%

[FN]
   *Based on total market value of the portfolio as of November 30,
    1996.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.




OFFICERS AND DIRECTORS

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Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863